UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

International Business Machines Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Telephone Voting

IVR:	Welcome to InvestorVote at Computershare. <pause>

To vote, you’ll need to supply some information from your proxy card; this will only take a moment. If you don’t have your card handy, feel free to hang-up and call back when you’re ready. To start, please enter the control number (pause), this is the 6 digit number that is circled and located in the colored bar on the front of the card.

Caller:	Enters number

IVR:	Next, I’m going to need your holder account number. This number is underlined and located next to the control number. Please enter that number now, excluding any letters or leading zeroes.

Caller:	Enters number

IVR:	Thank you; please hold while I verify those numbers.

This message will play repeatedly until the host system responds	Three seconds of silence followed by...)... still verifying (three more seconds of silence) please continue to hold...

IVR:

Before you can vote I need to verify one last piece of information. Located on the proxy card next to the underlined account number is a box that contains your Proxy Access Number, please enter that number now.

Caller:	Enters number

IVR:	Ok you’ll be voting your proxy for International Business Machines Corporation

IVR:	You can vote one of two ways. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. To vote one proposal at a time, press 2.

Caller:	Presses 1 or 2

IVR:	Instructions provided depending on choice taken, 1 or 2.

IVR:	Ok, finished with nominees

IVR:	Proposal number 2. For which the Board of Directors recommends a vote “for”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3.

IVR:	Proposal number 3. For which the Board of Directors recommends a vote “for”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3.

IVR:	Proposal number 4. For which the Board of Directors recommends a vote “for”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3.

IVR:	Proposal number 5. For which the Board of Directors recommends a vote “for”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3

IVR:	Proposal number 6. For which the Board of Directors recommends a vote “for”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3.

IVR:	Proposal number 7. For which the Board of Directors recommends a vote “against”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3.

IVR:	Proposal number 8. For which the Board of Directors recommends a vote “against”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3.

IVR:	Proposal number 9. For which the Board of Directors recommends a vote “against”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3.

IVR:	Proposal number 10. For which the Board of Directors recommends a vote “against”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3.

IVR:	Proposal number 11. For which the Board of Directors recommends a vote “against”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3.

IVR:	If you’re planning on attending the annual meeting, press 1. Otherwise, press 2

Caller:	Presses 1 or 2

IVR:	Ok, you’ve finished voting but before we process your vote let me list your choices and then you can confirm your vote at the end.

You’ve elected to vote as follows...

Choices listed.

If this is correct, press 1; to hear how you voted again, press 2 and to change your vote, press 3.

Caller:	Presses 1

IVR:	Please hold while I record your vote.

This message will play repeatedly until the host system respond	(Three seconds of silence followed by...)... please continue to hold...

IVR:

Your vote has been recorded. It is not necessary for you to mail in your proxy card and we look forward to seeing you at the meeting (if voter selected 1 when prompted). If you have another proxy card or wish to change your vote, press 1, otherwise I’m now going to end this call.

Caller:	timeout

IVR:	Thank you for voting, goodbye.

Caller:	Hang-up.

Internet Voting

Voting and Consent Enclosure

[IBM Logo]

TWO EASY WAYS TO VOTE

Vote by Internet

1.                                       Read the accompanying Proxy Statement and Proxy/Voting Instruction Card.

2.                                       Go to website www.ibm.com/investor/vote

3.                                       Follow the simple instructions provided at the log-in site.

4.                                       Your vote will be immediately confirmed and posted.

Vote by Telephone

1.                                       Read the accompanying Proxy Statement and Proxy/Voting Instruction Card.

2.                                       Call the toll-free number, 1-800-652-VOTE (8683). Stockholders residing outside the United States, Canada and Puerto Rico should call 1-781-575-2300.

3.                                       The phone script will provide simple instructions.

4.                                       Your vote will be immediately confirmed and posted.

E-CONSENT FOR FUTURE DELIVERY OF PROXY MATERIAL ONLINE

IBM Stockholders can sign-up to receive future Annual Reports and Proxy materials online by following these instructions:

Go to website www.ibm.com/investor/vote and proceed to the page to select the option for “Electronic Delivery Preference” before voting online.

- or -

Go to www.econsent.com/ibm and follow the instructions.
(Your IBM account number is required to consent.)

Prior to the next IBM Stockholder Meeting, you will receive an e-mail providing information on where to locate the IBM Annual Report and Proxy Statement online.

If you vote through the Internet or by telephone, please do not return your proxy card.

Proxy vote

Vote your IBM proxy online

Thank you for choosing to participate in the program to vote your proxy through the Internet.
Please read this page and click on the “proceed” button below to fill out and submit your proxy.

To vote online you must use numbers that appear in the blue shaded area on your proxy card.
Your online vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares online, there is no need for you to mail back your proxy card.

When you click on “proceed” you will leave the IBM web site and enter the secure Computershare proxy voting site.

Proceed

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International Business Machines Corporation
Armonk, New York 10504

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — April 24, 2007

Samuel J. Palmisano, Mark Loughridge, and Daniel E. O’Donnell, or any of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the
Grand Ballroom of the Knoxville Convention Center, 701 Henley Street, Knoxville, Tennessee, at 10 a.m. on Tuesday, April 24, 2007, or any adjournment or postponement thereof.

THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2007 ANNUAL MEETING AND PROXY STATEMENT.

THIS PROXY WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCK OF INTERNATIONAL BUSINESS MACHINES CORPORATION HELD IN THE IBM STOCK FUND INVESTMENT ALTERNATIVE UNDER THE IBM SAVINGS PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2007 ANNUAL MEETING AND PROXY STATEMENT.

Director nominees:

01. C. Black	04. M.L. Eskew	07. L.A. Noto	10. J.E. Spero
02. K.I. Chenault	05. S.A. Jackson	08. J.W. Owens	11. S. Taurel
03. J. Dormann	06. M. Makihara	09. S.J. Palmisano	12. L.H. Zambrano

To cast your vote in accordance with the recommendations of International Business Machines Corporation Board of Directors, click “Vote with Board of Directors” below. Otherwise, vote each proposal individually.

Vote with Board of Directors

IBM’s Directors recommend a vote “FOR” all Nominees.

1. Election of Directors for a Term of One Year

Director nominees:

☐ For ALL Nominees; or

☐ Withhold vote from ALL Nominees; or

☐ FOR all Nominees EXCEPT those selected below:

☐ 01. C. Black

☐ 02. K.I. Chenault

☐ 03. J. Dormann

☐ 04. M.L. Eskew

☐ 05. S.A. Jackson

☐ 06. M. Makihara

☐ 07. L.A. Noto

☐ 08. J.W. Owens

☐ 09. S.J. Palmisano

☐ 10. J.E. Spero

☐ 11. S. Taurel

☐ 12. L.H. Zambrano

IBM’s Directors recommend a vote “FOR” Proposal 2.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

☐ For    ☐ Against    ☐ Abstain

(Proposals 3—6) Amendments to the Certificate of Incorporation to Eliminate Statutory Supermajority Voting Requirements for the following actions:

IBM’s Directors recommend a vote “FOR” Proposal 3.

3. Merger or Consolidation

☐ For    ☐ Against    ☐ Abstain

IBM’s Directors recommend a vote “FOR” Proposal 4.

4. Disposition of All or Substantially All of the Assets of the Corporation Outside the Ordinary Course of Business

☐ For    ☐ Against    ☐ Abstain

IBM’s Directors recommend a vote “FOR” Proposal 5.

5. Plan for the Exchange of Shares of the Corporation

☐ For    ☐ Against    ☐ Abstain

IBM’s Directors recommend a vote “FOR” Proposal 6.

6. Authorization of Dissolution of the Corporation

☐ For    ☐ Against    ☐ Abstain

IBM’s Directors recommend a vote “AGAINST” Proposal 7.

7. Stockholder Proposal on Cumulative Voting

☐ For    ☐ Against    ☐ Abstain

IBM’s Directors recommend a vote “AGAINST” Proposal 8.

8. Stockholder Proposal on Pension and Retirement Medical

☐ For    ☐ Against    ☐ Abstain

IBM’s Directors recommend a vote “AGAINST” Proposal 9.

9. Stockholder Proposal on Executive Compensation

☐ For    ☐ Against    ☐ Abstain

IBM’s Directors recommend a vote “AGAINST” Proposal 10.

10. Stockholder Proposal on Offshoring

☐  For    ☐ Against    ☐ Abstain

IBM’s Directors recommend a vote “AGAINST” Proposal 11.

11. Stockholder Proposal on Majority Voting for Directors

☐   For    ☐ Against    ☐ Abstain

☐  Click here if you are attending the meeting.

Final Voting Submission

If you wish to vote as indicated below, press “Submit” at the bottom of this page to continue. If you wish to change your vote, use the “Back” button below. Please be sure to press the “Submit” button otherwise your vote will not be counted.

IBM’s Directors recommend a vote “FOR” all Nominees.

1. Election of Directors for a Term of One Year

Director nominees:

☐ For ALL Nominees; or

☐ Withhold vote from ALL Nominees; or

☐ FOR all Nominees EXCEPT those selected below:

☐ 01. C. Black

☐ 02. K.I. Chenault

☐ 03. J. Dormann

☐ 04. M.L. Eskew

☐ 05. S.A. Jackson

☐ 06. M. Makihara

☐ 07. L.A. Noto

☐ 08. J.W. Owens

☐ 09. S.J. Palmisano

☐ 10. J.E. Spero

☐ 11. S. Taurel

☐ 12. L.H. Zambrano

IBM’s Directors recommend a vote “FOR” Proposal 2.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

(Proposals 3—6) Amendments to the Certificate of Incorporation to Eliminate Statutory Supermajority Voting Requirements for the following actions:

IBM’s Directors recommend a vote “FOR” Proposal 3.

3. Merger or Consolidation

IBM’s Directors recommend a vote “FOR” Proposal 4.

4. Disposition of All or Substantially All of the Assets of the Corporation Outside
of the Ordinary Course of Business

IBM’s Directors recommend a vote “FOR” Proposal 5.

5. Plan for the Exchange of Shares of the Corporation

IBM’s Directors recommend a vote “FOR” Proposal 6.

6. Authorization of Dissolution of the Corporation

IBM’s Directors recommend a vote “AGAINST” Proposal 7.

7. Stockholder Proposal on Cumulative Voting

IBM’s Directors recommend a vote “AGAINST” Proposal 8.

8. Stockholder Proposal on Pension and Retirement Medical

IBM’s Directors recommend a vote “AGAINST” Proposal 9.

9. Stockholder Proposal on Executive Compensation

IBM’s Directors recommend a vote “AGAINST” Proposal 10.

10. Stockholder Proposal on Offshoring

IBM’s Directors recommend a vote “AGAINST” Proposal 11.

11. Stockholder Proposal on Majority Voting for Directors

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International Business Machines Corporation